Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 29th day of December, 2016, by and among RMG Networks Holding Corporation, a Delaware corporation (the “Company”), 2012 DOOH Investments LLC (“DOOH Investments”), DRW Commodities, LLC (“DRW Commodities”), and Children’s Trust C/U The Donald R. Wilson 2009 GRAT #1 (the “Trust” and together with DRW Commodities and DOOH Investments, the “Standby Purchasers” and each a “Standby Purchaser”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement (as defined below) unless otherwise defined herein.

The parties hereby agree as follows:

1.

Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

 “Additional Registrable Securities” has the meaning specified in Section 2.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, and any securities into which such shares may hereinafter be reclassified.

“Existing Agreements” means (i) those two Registration Rights Agreements, each dated as of April 8, 2013, among the Company and the parties set forth on the applicable Schedule of Stockholders attached thereto, (ii) the Investor Rights Agreement, dated as of April 19, 2013, by and among the Company and the parties set forth on Schedule A thereto, (iii) the Registration Rights Agreement, dated as of April 19, 2013, between the Company and DRW Commodities, LLC, and (iv) the Registration Rights Agreement, dated as of March 25, 2015, by and among the Company and certain stockholders of the Company identified therein.

“Holder” means a Standby Purchaser or any transferee or assignee of a Standby Purchaser to whom a Standby Purchaser assigns its rights under this Agreement in accordance with Section 7(c), and any subsequent transferee or assignee to whom a transferee or assignee further assigns its rights under this Agreement in accordance with Section 7(c).

“Initial Registrable Securities” means (i) the Legacy Shares, (ii) the Warrants, (iii) the Warrant Shares, (iv) the Standby Shares and (v) any other securities issued or issuable with respect to or in exchange for the Legacy Shares, the Warrants, the Warrant Shares or the Standby Shares, whether by merger, dividend, recapitalization, exchange, adjustment, charter amendment, similar event or otherwise.

“Legacy Shares” means all shares of Common Stock held by the Standby Purchasers as of the date hereof.

“Prospectus” means (i) any prospectus (preliminary or final) included in any Registration Statement or any Existing Registration (as defined below), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or Existing Registration and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Purchase Agreement” means the Standby Purchase Agreement, dated as of November 30, 2016, among the Company and each Standby Purchaser.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means the Initial Registrable Securities, and the Additional Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon sale pursuant to a Registration Statement or Rule 144 under the 1933 Act.

“Registration Statement” means any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits to, and all material incorporated by reference in, such Registration Statement.

“Required Holders” means the Holders beneficially owning a majority of the Registrable Securities.

“SEC” means the U.S. Securities and Exchange Commission.

“Standby Shares” means all shares of Common Stock issued to the Holders in connection with the Rights Offering, including all shares of Common Stock issued to each Holder pursuant to such Holder’s exercise of the Rights, pursuant to the Purchase Agreement or otherwise.

 “Warrants” means the warrants to purchase an aggregate of 2,533,333 shares of Common Stock (subject to adjustment) held by DOOH Investments as of the date hereof.

“Warrant Shares” means all shares of Common Stock issued or issuable upon exercise of the Warrants, together with any additional shares of Common Stock that become issuable upon exercise of such warrants due to any adjustment required by the terms thereof (including as a result of the Rights Offering).

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.

Registration.

(a)

Mandatory Registration Statements.

(i)

Initial Registration Statement.  Promptly following the date hereof,  but no later than thirty (30) calendar days after the date hereof (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Initial Registrable Securities, but only to the extent the resale of the Initial Registrable Securities is not at the time covered by an effective registration statement filed under the 1933 Act (such effective registration statement, an “Existing Registration”).  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Holder shall be named as an “underwriter” in the Registration Statement without the Holder’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Initial Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Holders.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and their counsel prior to its filing or other submission.  If a Registration Statement covering the Initial Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Holder, as partial liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount paid (directly or indirectly) by such Holder for the Standby Shares(or such Holder’s interest therein) for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Initial Registrable Securities. Except in the case of an intentional or willful breach of this Agreement, such payments shall constitute the exclusive monetary remedy of the Holders for such events , but shall not affect the right of the Holders to seek injunctive relief.  Such payments shall be made to each Holder (as applicable) in cash no later than three (3) Trading Days after the end of each 30-day period in which such liquidated damages accrue.

(ii)

Additional Registrable Securities.  In the event that there is any change in the number of shares issuable upon exercise of the Warrants such that additional shares of Common Stock become issuable upon the exercise of the Warrants (other than a change within the contemplation of Rule 416) (collectively, “Additional Registrable Securities”), the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 or amend the Registration Statement filed pursuant to clause (i) above, if such Registration Statement has not previously been declared effective (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Registrable Securities) covering the resale of the Additional Registrable Securities, but only to the extent the Additional Registrable Securities are not at the time covered by an Existing Registration. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Holder shall be named as an “underwriter” in the Registration Statement without the Holder’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities.  Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Holders.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Holders and their counsel prior to its filing or other submission.  If a Registration Statement covering the Additional Registrable Securities is required to be filed under this Section 2(a)(ii), the Company shall file such Registration Statement with the SEC within five (5) Trading Days of the occurrence of any of the events specified in this Section 2(a)(ii) (the “Additional Registrable Securities Filing Deadline”).

(iii)

In the event the number of shares available under a Registration Statement filed hereunder together with shares registered pursuant to an Existing Registration is insufficient to cover all of the Registrable Securities required to be registered hereunder, the Company shall, as soon as practicable, but in any event (other than with respect to Cut Back Shares) not later than thirty (30) calendar days after the necessity therefor arises, or (if later) the first date on which the Company is then permitted to file such Registration Statement by the SEC (a “Subsequent Filing Deadline”) amend the applicable Registration Statement or Existing Registration, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities.  The Company shall use its commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event (other than with respect to Cut Back Shares) not later than seventy-five (75) calendar days following the filing thereof (a “Subsequent Effectiveness Deadline”).  For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities" if as of any date of determination, the number of shares of Common Stock available for resale under a Registration Statement or an Existing Registration is less than 100% of the Registrable Securities.

(b)

Shelf Take-Downs.  At any time that a Registration Statement or Existing Registration covering Registrable Securities is effective, if the Required Holders deliver a notice to the Company (a “Take-Down Notice”) stating that such Holders intend to effect an underwritten offering of all or part of its Registrable Securities included in the Registration Statement or Existing Registration (a “Shelf Underwritten Offering”) and stating the number of the Registrable Securities to be included in the Shelf Underwritten Offering, provided that the estimated market value of the Registrable Securities to be included in such Shelf Underwritten Offering is at least $2,500,000, then the Company shall amend or supplement the Registration Statement and/or Existing Registration as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 2(b)); provided that the Company shall only be required to effectuate one Shelf Underwritten Offering within any six-month period.  In connection with any Shelf Underwritten Offering:

(i)

the Company shall promptly deliver the Take-Down Notice to all other Holders included on such Registration Statement and any other Registration Statement or Existing Registration covering Registrable Securities then in effect and permit each such Holder to include its Registrable Securities included on any Registration Statement or Existing Registration in the Shelf Underwritten Offering if such Holder notifies the Company within five (5) Trading Days after delivery of the Take-Down Notice to such Holder; and

(ii)

in the event that the managing underwriter(s) determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of shares which would otherwise be included in the Shelf Underwritten Offering, the Company will include in such Shelf Underwritten Offering securities requested to be included by the Holders on a pro rata basis, based upon the number of Registrable Securities owned by the Holders, with further successive pro rata allocations among the Holders if any Holder has requested the registration of less than all of the Registrable Securities, that such Holder is entitled to register.

(c)

Expenses.  The Company will pay all expenses associated with effecting the registration of the Registrable Securities, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees, disbursements and expenses of one counsel to each Holder (up to an aggregate of $10,000 in connection with any single Registration Statement or Shelf Underwritten Offering) and each Holder’s other reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(d)

Effectiveness.

(i)

The Company shall use commercially reasonable efforts to have any Registration Statement declared effective as soon as practicable.  The term “commercially reasonable efforts” shall mean, among other things, that (A) the Company shall respond to comments received from the SEC with respect to a Registration Statement as soon as reasonably practicable following the receipt thereof and (B) the Company shall submit to the SEC, within two (2) Trading Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Trading Days after the submission of such request. The Company shall notify the Holders by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.  If (A)(x) a Registration Statement covering the Initial Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Trading Days after the SEC shall have informed the Company that no review of the

Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 90th day after the Closing Date, or (y) a Registration Statement required under Section 2(a)(iii) is not declared effective by the SEC prior to the earlier of (i) five (5) Trading Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the Subsequent Effectiveness Deadline, or (B) after a Registration Statement has been declared effective by the SEC but before the end of the Effectiveness Period (as defined below), sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding any Allowed Delay (as defined below), then the Company will make pro rata payments to each Holder, as partial liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount paid (directly or indirectly) by such Holder for the Standby Shares (or such Holder’s interest therein) for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”). Such payments shall constitute the exclusive monetary remedy of the Holders for such events, but shall not affect the right of the Holders to seek injunctive relief.  The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Trading Days of the last day of each 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period.  Such payments shall be made to each Holder in cash.

(ii)

(A) For not more than twenty (20) consecutive trading days or for a total of not more than forty-five (45) trading days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (1) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (2) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading; and (B) if any Registration Statement would other otherwise be able to be declared effective by the SEC, but for the date on which such Registration Statement being declared effective would be more than 45 days from the last day of the Company’s fiscal year but prior to the date on which the Company’s annual report on Form 10-K for such immediately preceding fiscal year is required to be filed with the SEC (the “10-K Filing Deadline”), such that the Registration Statement cannot be declared effective until the date on which such annual report on Form 10-K is filed, the Company may postpone the date on which such Registration Statement is declared effective until the second Trading Day following the date on which such annual report on Form 10-K is filed (but in no event later than the second Trading Day following the applicable 10-K Filing Deadline) (any of the circumstances in clause (A) or (B) being an “Allowed Delay”); provided, that in the case of the circumstances described in either of the foregoing clauses (A) or (B), the Company shall promptly (a) notify each Holder in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Holder) disclose to such Holder any material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable and (d) immediately notify the Holders upon the termination or lapse of the Allowed Delay.

(e)

Rule 415; Cutback.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Holder to be named as an “underwriter,” the Company shall use its best efforts to persuade the SEC that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter”. The Holders shall have the right to participate or have their respective counsel participate in any meetings or discussions with the SEC regarding the SEC’s position and to comment or have their respective counsel comment on any written submission made to the SEC with respect thereto.  No such written submission shall be made to the SEC to which any Holder’s counsel reasonably objects.  In the event that, despite the Company’s best efforts and compliance with the terms of this Section 2(e), the SEC refuses to alter its position, the Company shall (i) remove from the Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder. Any cut-back or SEC Restrictions imposed by the SEC as contemplated by this Section 2(e) shall be imposed on a pro rata basis, first, to the Warrant Shares until all of the Warrant Shares are removed from the Registration Statement or otherwise subject to such SEC Restrictions, second,  to the Legacy Shares until all of the Legacy Shares are removed from the Registration Statement or otherwise subject to such SEC Restrictions and only then to the Standby Shares, unless the SEC Restrictions otherwise require or the Required Holders otherwise advise the Company (in which case such cut back shall be imposed as the Required Holders shall direct). Notwithstanding anything to the contrary in this Agreement, no liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to effect the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the “Restriction Termination Date” of such Cut Back Shares).  From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to such Cut

Back Shares; provided, however, that (i) the Filing Deadline, the Additional Registrable Securities Filing Deadline or the Subsequent Filing Deadline, as applicable, for the Registration Statement including such Cut Back Shares shall be ten (10) Trading Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(d) shall be the 60th day immediately after the Restriction Termination Date.

(f)

Right to Piggyback Registration.

(i)

If at any time following the date of this Agreement that any Registrable Securities remain outstanding and are not freely tradable under Rule 144 (A) there is not one or more effective Registration Statements covering all of the Registrable Securities and (B) the Company proposes for any reason to register any shares of Common Stock under the 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the Holders of the Registrable Securities of its intention to do so (but in no event less than thirty (30) calendar days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the 1933 Act, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) calendar days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the Holders of the Registrable Securities the opportunity to register such number of shares of Registrable Securities as each such Holder may request and shall indicate the intended method of distribution of such Registrable Securities.

(ii)

At any time that a Registration Statement and/or Existing Registration is effective and the Company, on behalf of itself or holders of securities of the Company (other than the Holders), intends to effect an underwritten offering of any securities of the Company of the type included on such Registration Statement or Existing Registration (a “Non-Holder Shelf Underwritten Offering”), the Company shall promptly deliver to each of the Holders a notice (a “Piggyback Take-Down Notice”) stating such intention.  In connection with any such Non-Holder Shelf Underwritten Offering, the Company shall permit each Holder to include its Registrable Securities covered by such Registration Statement and/or Existing Registration in the Non-Holder Shelf Underwritten Offering if such Holder notifies the Company within fifteen (15) calendar days after its receipt of the Piggyback Take-Down Notice.  In connection with the Company’s delivery of a Piggyback Take-Down Notice pursuant to this Section 2(f) and a Non-Holder Shelf Underwritten Offering, the Company shall amend or supplement the Registration Statement as may be necessary in order to enable the Registrable Securities to be distributed pursuant to the Non-Holder Shelf Underwritten Offering.

(iii)

Notwithstanding the foregoing, (A) if the Piggyback Registration involves an underwritten public offering and in the case of a Non-Holder Shelf Underwritten Offering, the Holders must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 2(c)) and subject to the Holders entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to Section 2(f)(i) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the 1933 Act, the Company shall deliver written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration; provided, however, that nothing contained in this Section 2(f)(iii) shall limit the Company’s liabilities and/or obligations under this Agreement, including, without limitation, the obligation to pay liquidated damages under this Section 2.

(iv)

Notwithstanding the foregoing, but subject in each case to any conflicting provisions in an Existing Agreement, (A) if a Piggyback Registration is a firm commitment underwritten primary offering on behalf of the Company and the managing underwriters advise the Company in writing that, in their good faith opinion, the number of securities requested to be included in such Piggyback Registration exceeds the number or aggregate dollar amount of such securities that can be sold in such offering without adversely affecting the marketability of such offering of the Company’s securities (including an adverse effect on the per share offering price), the Company will include in such registration: (1) first, the securities that the Company proposes to sell, (2) second, the number of Registrable Securities requested to be included in such Piggyback Registration by the Holders that, in the opinion of such underwriters, can be sold, pro rata based on the number of Registrable Securities that each such Holder has requested be included in such Piggyback Registration, and (3) third, any securities of the Company of any other holders requested to be included in such registration that, in the opinion of such underwriters, can be sold, or (B) if, in the case of a Non-Holder Shelf Underwritten Offering or a Piggyback Registration that is a firm commitment underwritten secondary registration solely on behalf of holders of the Company’s securities (other than the Holders),  the managing underwriters advise the Company in writing that, in their good faith opinion, the number of securities requested to be included in such Piggyback Registration or Non-Holder Shelf Underwritten Offering exceeds the number or aggregate dollar amount of such securities that can be sold in such offering without adversely affecting the marketability of such offering of the Company’s securities (including an adverse effect on the per share offering price), the Company will include in such registration: (1) first, the securities requested to be included therein by the holders requesting such registration and to the Registrable Securities requested to be included in such registration by the Holders, pro rata among the holders of such securities and the Holders, on the basis of the number of shares of Common Stock owned by such holders and the number of Registrable Securities owned by the Holders, with further successive pro rata allocations among such holders and the Holders if any such holder or Holder has requested the registration of less than all of the Common Stock or Registrable Securities, that such holder or Holder, as applicable, is entitled to register, and (2) second, the securities of the Company that the Company or any other holder proposes to sell.

3.

Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities on a Registration Statement in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)

use commercially reasonable efforts to cause such Registration Statement to become effective as promptly as practicable following the filing thereof with the SEC, and to remain continuously effective and available for resale of the Registrable Securities for a period (the “Effectiveness Period”) that will terminate upon the earlier of (i) the first date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold in transactions in which the rights of the Holders hereunder have not been assigned, and (ii) the first date on which none of the securities included in such Registration Statement constitute Registrable Securities, and the Company shall notify the Holders by e-mails as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall simultaneously provide the Holders with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby;

(b)

prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus (and any Existing Registration Statement and Prospectus) as may be necessary to keep the Registration Statement or Existing Registration effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c)

provide copies to and permit counsel designated by the Holders (which shall initially be Katten Muchin Rosenman LLP) to review each Registration Statement and all amendments and supplements thereto or to any Existing Registration no fewer than three (3) Trading Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)

furnish to the Holders and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Trading Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto or to any Existing Registration, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement or any Existing Registration (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement or Existing Registration;

(e)

use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(f)

prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Holders and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement or any Existing Registration; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)

use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement or any Existing Registration to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed; and the Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g);

(h)

immediately notify the Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made;

(i)

otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, by the first Trading Day after the Registration Statement is declared effective, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

(j)

provide a transfer agent and registrar for all of the Registrable Securities;

(k)

to the extent not made by the underwriters in the case of an underwritten offering, make such filings with FINRA, pursuant to FINRA Rule 5110 or otherwise (including providing all required information and paying required fees thereto), as and when requested by any Holder, or in the case of an underwritten offering, by any underwriter, and make all other filings and take all other actions reasonably necessary to expedite and facilitate the disposition by the Holder of Registrable Securities pursuant to a Registration Statement, including reasonably cooperating with any broker-dealer through which any Holder proposes to resell Registrable Securities and promptly responding to any comments received from FINRA;

(l)

With a view to making available to the Holders the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until such date as all of the Registrable Securities shall have been resold pursuant to a Registration Statement or Rule 144 or otherwise in a transaction in which the transferee receives freely tradable shares; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Holder upon request, as long as such Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration. In the event that the Company fails to comply with the requirements of this Section 3(l) after the 180th day after the Closing Date, the Company will make pro rata payments to each Holder, as partial liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount paid (directly or indirectly) by such Holder for the Standby Shares (or such Holder’s interest therein) for each 30-day period or pro rata for any portion thereof until such failure is cured; provided, however, that (i) only Holders that have not sold or otherwise disposed of all of their Registrable Securities prior to such failure shall be entitled to receive partial liquidated damages pursuant to this Section 3 and (ii) provided that the Company shall not be liable to any Holder for partial liquidated damages pursuant to this Section 3 with respect to any period for which the Company is also liable for partial liquidated damages to such Holder pursuant to Section 2 hereof and the Company has made all payments due and owing to such Holder pursuant thereto. Such payments shall constitute the exclusive monetary remedy of the Holders for such failure, but shall not affect the right of the Holders to seek injunctive relief.  Such payments shall be made to each Holder (as applicable) in cash no later than three (3) Trading Days after the end of each 30-day period in which such liquidated damages accrue.

4.

Due Diligence Review; Information.  The Company shall make available, during normal business hours, upon reasonable advance notice, for inspection and review by the Holders, advisors to, underwriters for and representatives of the Holders (who may or may not be affiliated with the Holders and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

Additionally, at the request of any Holder, or in the case of an underwritten offering upon the request of any underwriter, the Company shall furnish to such Holder or underwriter, as the case may be, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as such Holder or underwriter may reasonably request (i) a “comfort letter,” dated such date, from the Company’s independent registered certified public accountants in form and substance as is customarily given by registered independent registered certified public accountants to underwriters in an underwritten public offering, addressed to the Holders and any underwriters (or if such accountants are prohibited by generally accepted auditing standards from issuing such a “comfort letter” to a Holder, the Company shall furnish to such Holder an “agreed upon procedures” letter covering the same manners to the greatest extent possible, and otherwise in customary form and substance), and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given to underwriters in an underwritten public offering, addressed to such Holder or underwriter, as the case may be.

Notwithstanding any contrary provision contained herein, unless requested by a Holder in writing, the Company shall not disclose material nonpublic information hereunder to such Holder, or to advisors to or representatives of such Holder (in their capacities as such), unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides such Holder, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Holder wishing to obtain such information enters into an appropriate confidentiality arrangement or undertaking with the Company with respect thereto.

5.

Obligations of the Holders.

(a)

Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least five (5) Trading Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in the Registration Statement.  An Holder shall provide such information to the Company at least two (2) Trading Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in the Registration Statement.  In the event that a Holder does not provide such information on a timely basis, the Company shall provide prompt written notice to such Holder that the Registrable Securities attributable to such Holder will be excluded from the Registration Statement unless such Holder provides the required information within one (1) Trading Day after its receipt of such notice.  If such Holder does not provide the required information to the Company by the end of the next Trading Day after its receipt of such notice, the Company shall have the right to exclude the Registrable Securities attributable to such Holder from the Registration Statement and the Holder shall not be entitled to receive any liquidated damages pursuant to the provisions of this Agreement with respect to such Registration Statement.  Notwithstanding anything in this Agreement to the contrary, any Holder that elects not to have any of its Registrable Securities included in the Registration Statement, shall not be entitled to receive any liquidated damages pursuant to the provisions of this Agreement with respect to such Registration Statement.

(b)

Each Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)

Each Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(d)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder is advised by the Company that such dispositions may again be made.

6.

Indemnification.

(a)

Indemnification by the Company.  The Company will indemnify and hold harmless each Holder and its officers, directors, members, managers, partners, trustees, employees and agents and other representatives, successors and assigns, and each other person, if any, who controls such Holder within the meaning of the 1933 Act (collectively, “Holder Indemnified Parties”), against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise (“Losses”), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any

Registration Statement, any Existing Registration, any Prospectus, or any amendment or supplement thereto; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state in a Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of the 1933 Act or the 1934 Act or any rule or regulation promulgated under the 1933 Act or the 1934 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; (v) any breach of this Agreement by the Company; or (vi) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf and will reimburse such Holder, and each of its other Holder Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus or (B) such Holder’s violation of Section 5(c) hereof.

(b)

Indemnification by the Holders.  Each Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) (collectively, “Company Indemnified Parties” and together with the Holder Indemnified Parties, the “Indemnified Parties”) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement, or Prospectus or amendment or supplement thereto, or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company on or after the date hereof specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of a Holder be greater in amount than the dollar amount of the proceeds (net of all commissions, discounts and other expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)

Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties.  No indemnifying party will, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement that (y) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation or (z) includes any admission as to fault or culpability on the part of such Indemnified Party.

(d)

The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or indemnified Losses are incurred.

(e)

The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f)

The Indemnified Parties shall be deemed express third party beneficiaries of this Section 6.

(g)

Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an Indemnified Party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all commissions, discounts and other expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7.

Miscellaneous.

(a)

Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided, however, that if a Holder is disproportionately and adversely impacted by such amendment or waiver, such amendment or waiver shall also require the written consent of such Holder.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities, each future holder of such Registrable Securities, and the Company.

(b)

Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c)

Assignments and Transfers by Holders.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns.  An Holder may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided that such Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)

Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Holders; provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Registrable Securities” shall be deemed to include the securities received by the Holders in connection with such transaction unless such securities are otherwise eligible to be sold by the Holder thereof pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement) thereunder after giving effect to such transaction.

(e)

Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.  Except as expressly provided in Section 6 of this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

(f)

No Conflicting Agreements.  The Company shall not grant any Person any registration rights with respect to shares of Common Stock or any other securities of the Company other than registration rights that will not adversely affect the rights of the Holders hereunder (including by limiting in any way the number of Registrable Securities that could be included in any Registration Statement pursuant to Rule 415) and shall not otherwise enter into any agreement that is inconsistent with the rights granted to the Holders hereunder.  The Company represents and warrants that it is not a party to any agreement, commitment or understanding that, if entered into following the date hereof would contravene the provisions of this Section 7(f).

(g)

Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In the event that any signature to this Agreement or any amendment hereto is delivered by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(h)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(i)

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(j)

Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(k)

Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, each of the Existing Agreements remains in full force and effect with respect to Registrable Securities (other than the Standby Shares), except to the extent inconsistent herewith.  In the event of any conflict between the terms of this Agreement and any Existing Agreement, as between the Company and the Standby Purchasers, the terms of this agreement shall prevail.  For the avoidance of doubt, (i) the registration  of any Registrable Securities in accordance with this Agreement shall satisfy any obligation to register any Registrable Securities under any Existing Agreement (including, for the avoidance of doubt, the obligation of the Company to register any Registrable Securities pursuant to the Registration Rights Agreement, dated as of April 19, 2013, between the Company and DRW Commodities, LLC); and (ii), nothing contained herein shall relieve the Company of its obligations (A) to pay to the Standby Purchasers liquidated damages with respect to Registrable Securities in accordance with any Existing Agreement in the event such Registrable Securities are not registered under such Existing Agreement or this Agreement, and (B) to indemnify the Standby Purchasers with respect to any registration with the SEC under any Existing Agreement.

(l)

Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(m)

Rules of Construction.  Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) each accounting term not otherwise defined in this Agreement or the Purchase Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (c) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

RMG NETWORKS HOLDING CORPORATION

By:	/s/ Jana Alfinger Bell
Name:	Jana Alfinger Bell
Title:	EVP and Chief Financial Officer

CHILDREN’S TRUST C/U THE DONALD R. WILSON 2009 GRAT #1

By:	/s/ Jennifer Wilson
Name:	Jennifer Wilson
Title:	Trustee

2012 DOOH INVESTMENTS LLC

By:	DOOH Investment Manger LLC
Its:	Manager

By:	/s/ Donald R. Wilson
Name:	Donald R. Wilson, Jr.
Title:	Manager

DRW COMMODITIES, LLC

By:	/s/ Donald R. Wilson
Name:	Donald R. Wilson, Jr.
Title:	Manager

A-1

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

-

ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

-

block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

-

purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

-

an exchange distribution in accordance with the rules of the applicable exchange;

-

privately negotiated transactions;

-

short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

-

the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

-

broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

-

a combination of any such methods of sale; and

-

any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.  Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

A-2

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which all of the shares may be sold without limitation, restriction or condition (including any current public information requirement) pursuant to Rule 144 of the Securities Act of 1933 after giving effect to such transaction.

A-3